UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

CHINA ENVIRONMENTAL PROTECTION, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53783	75-3255056
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town
Yixing City, Jiangsu Province
People’s Republic of China 214214
(Address of registrant’s principal executive office)

86-510-87838598
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

China Environmental Protection, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on April 14, 2011 to report the resignation of Friedman LLP (“Friedman”) as the Company’s certifying accountant (the “Original Filing”). On May 5, 2011, the Company filed Amendment No. 1 to the Original Filing (“Amendment No. 1”), supplementing the Original Filing in order to incorporate a letter from Friedman, dated April 27, 2011 and filed as Exhibit 16.1 thereto (the “Friedman Letter”), stating whether Friedman agreed with the statements made in the Original Filing as they related to Friedman.  This Amendment No. 2 to Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed to make the disclosures required by Item 4.02 of Form 8-K.

Except as described herein, no other changes have been made to the Original Filing and Amendment No. 1, and this Amendment No. 2 does not modify or update any other information in the Original Filing or Amendment No. 1.

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the Friedman Letter, Friedman informed the Company that as result of the issues identified by Friedman in performing its audit of the Company’s financial statements for the year ended September 30, 2010 and the lack of the Company’s cooperation in resolving these issues, Friedman could no longer rely on management’s representations as they relate to previously issued financial statements and it could no longer support its opinions related to the consolidated financial statements of the Company for the years ended September 30, 2009 and 2008 contained in the Company’s Current Report on Form 8-K filed with the SEC on February 12, 2010 (the “Super 8-K”), and the interim financial statements of the Company for the fiscal quarters ended March 31, 2010 and June 30, 2010 contained in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 24, 2010 and August 23, 2010, respectively.  The Company’s board of directors discussed these matters with Friedman prior to Friedman’s resignation as the Company’s independent registered public accounting firm on January 21, 2011.

The Company has provided Friedman with a copy of its disclosure in response to this Item 4.02 and requested that Friedman furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Friedman’s letter was unavailable at the time of filing this Amendment, but the Company has requested Friedman to provide the letter as promptly as possible so that the Company can file such letter with the SEC no later than two business days after its receipt.

The Company is in the process of amending the Super 8-K to remove Friedman’s audit report and mark the financial statements contained therein as unaudited.  The Company is seeking the engagement of a new independent registered accounting firm to audit the financial statements contained in the Super 8-K and review the financial statements contained the Company’s previously filed Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENVIRONMENTAL PROTECTION, INC.

By:	/s/ Boping Li
Name:	Boping Li
Title:	Chief Executive Officer
Date:    May 25, 2011